INVESTOR UPDATE Second Quarter 2022

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 24 Yrs Banking: 24 Yrs FMB: 7 Yrs Banking: 19 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 14 Yrs Banking: 34 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 14 Yrs Banking: 32 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University.

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 6/30/2022 $17.8 Billion $11.4 Billion $14.6 Billion $6.6 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.05% 7.04% 13.98% 3.34% 1.74x 10.4x Moody’s a3 Baseline Credit Assessment1 Market Cap $2.1B Largest financial services holding company headquartered in Central Indiana 124 Banking Centers 4 *Assets Under Management - $3.1 Billion 1Moody’s Credit Opinion – First Merchants Corporation, September 24, 2021, baseline Credit Assessment (BCA) reflects a bank’s standalone credit strength

Highlights 5 ▪ Reported EPS of $0.63 compared to $1.03 in Q2 2021 and $0.91 in Q1 2022. Excluding Paycheck Protection Program (“PPP”) income and expenses related to the Level One acquisition, current quarter EPS was $1.01 compared to Q2 2021 of $0.89 and Q1 2022 of $0.881,2 ▪ 20.1% annualized organic loan growth on a linked quarter basis, excluding PPP loans ▪ Legal close of the acquisition of Level One Bancorp in Farmington Hills, Michigan on April 1, 2022 ▪ System Integration of Level One Bank planned for third quarter of 2022 ▪ Completed 3 branch consolidations with 2 additional planned for Q3 7.62% ROE 12.91% ROTCE ROE & ROTCE (Annualized) $38.5 Million $0.63 Per Share Net Income & EPS1 0.88% ROA 1.62% PTPP ROA ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Year to Date 8.90% ROE 13.98% ROTCE ROE & ROTCE (Annualized) $87.1 Million $1.54 Per Share Net Income & EPS1 1.05% ROA 1.54% PTPP ROA ROA (Annualized) Second Quarter ▪ Reported EPS of $1.54 compared to $1.94 in 2021. Excluding PPP income and expenses related to the Level One acquisition, current YTD EPS was $1.89 compared to $1.67 in 20211,2

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchasing, constructing, renovating, or refinancing a home. Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

Business Highlights



Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $3.3B
Loans: $2.4B
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 3
Deposits: $4.5B
Loans: $2.0B
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $3.3B
Loans: $2.2B
Columbus
Columbus MSA Rank: 10
Deposits: $0.7B
Loans: $1.4B
Indianapolis
Indianapolis MSA Rank: 9
Deposits: $2.8B
Loans: $3.4B

MSA ranking data per S&P Global and is pro forma for pending transactions

First Merchants Corporation
Helping you prosper

Loan Growth Annualized[1]

	2Q22	2022 YTD
Commercial[2]	13.7%	9.9%
Consumer	6.9%	2.8%
Private Wealth	30.4%	35.2%
Mortgage	80.7%	51.9%
Total Loans – Adjusted[2]	20.1%	13.8%

- C&I growth continues to be the driver of strong Commercial growth in the current quarter and year to date. IRE grew balances in the current quarter yet still down on a year-to-date basis
- Consumer loan growth increases showed strength in the current quarter with HELOC and Small Business as the key drivers
- Mortgage balance growth is attributed to construction loans and increasing customer preference for variable rate loan products
- Across the bank, loan pipeline remains stable

Deposit Growth Annualized[1]

	2Q22	2022 YTD
Commercial	(1.3)%	(5.5)%
Consumer	(14.0)%	(3.7)%
Total Deposits	(8.2)%	(1.5)%

- Commercial balances declined due to customer working capital deployment, capital investments and stimulus proceeds slowing for municipal and public entities
- Consumer decline in legacy FMB follows seasonal pattern, 2% decline
- Post close of Level One, decline in deposit balances were due to strategic depository pricing changes in both the commercial and consumer categories

[1]Excluding $1.6 billion of loans and $1.9 billion of deposits acquired from Level One
[2]Excluding Change in PPP Loans

7

Second Quarter Financial Results

($M except per share data)	For the Three Months Ended,						
	6/30/21	9/30/21	12/31/21	3/31/22	6/30/22	Variance Linked Quarter	% Variance Linked QTR-Annualized
Balance Sheet & Asset Quality							
1. Total Assets	$14,923.1	$15,060.7	$15,453.1	$15,465.3	$17,780.5	$2,315.2	59.9%
2. Total Loans	9,139.8	9,047.6	9,253.0	9,360.2	11,406.5	2,046.3	87.4%
3. Investments	4,148.3	4,445.5	4,524.4	4,489.3	4,630.0	140.8	12.5%
4. Deposits	12,203.4	12,348.7	12,732.6	12,906.0	14,570.9	1,664.9	51.6%
5. Common Equity	1,871.8	1,868.1	1,912.6	1,807.6	1,977.6	170.0	37.6%
6. TCE Ratio	9.04%	8.94%	9.01%	8.31%	7.04%	-1.27%	
7. Total RBC Ratio	14.23	14.02	13.92	13.85	12.73%	-1.12	
8. ACL / Loans	2.19	2.21	2.11	2.09	1.98	-0.11	
9. NCOs / Avg Loans	0.06	-0.01	0.20	-0.03	0.01	0.04	
10. NPAs + 90PD / Assets	0.40	0.35	0.29	0.33	0.30	-0.03	
Summary Income Statement							
11. Net Interest Income	$104.3	$104.7	$101.3	$102.3	$128.7	$26.4	103.2%
12. Provision for Loan Losses	0.0	0.0	0.0	0.0	16.8	16.8	
13. Non-interest Income	30.9	28.5	25.8	25.9	28.3	2.4	36.8%
14. Non-interest Expense	69.3	71.4	72.4	72.3	97.3	25.0	138.4%
15. Pre-tax Income	65.9	61.8	54.7	55.9	42.9	(13.0)	-93.1%
16. Provision for Taxes	10.3	9.1	7.0	7.3	3.9	(3.4)	-187.5%
17. Net Income	55.6	52.8	47.7	48.6	39.0	(9.6)	-78.9%
18. Preferred Stock Dividends	0.0	0.0	0.0	0.0	0.5	0.5	
19. Net Income Available to Common Stockholders	55.6	52.8	47.7	48.6	38.5	(10.1)	-82.8%
20. ROAA	1.51%	1.41%	1.25%	1.26%	0.88%	-0.38%	
21. ROAE	12.04	11.17	10.10	10.28	7.62	-2.66	
22. ROTCE	17.77	16.33	14.78	14.99	12.91	-2.08	
23. Net Interest Margin	3.22	3.20	3.04	3.03	3.28	0.25	
24. Efficiency Ratio	48.91	51.18	53.49	52.79	58.45	5.66	
Per Share							
25. Earnings per Diluted Share	$1.03	$0.98	$0.89	$0.91	$0.63	($0.28)	
26. Tangible Book Value per Share	24.15	24.31	25.21	23.26	20.45	(2.81)	
27. Dividend per Share	0.29	0.29	0.29	0.29	0.32	0.03	
28. Dividend Payout Ratio	28.2%	29.6%	32.6%	31.9%	50.8%	18.9%	

2Q22 Highlights

- **58.45% Efficiency Ratio, 50.75% excluding acquisition costs**[1]
- **Net interest income,** excluding the impact of PPP loan income and fair value accretion, **increased $25.1 million over prior quarter and $32.5 million over 2Q 2021**
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $72.2 million excluding acquisition costs,** PTPP ROA was 1.62% and PTPP ROE was 14.28%[1]
- **Declines in TCE Ratio of 1.27% and Tangible Book Value per share of 12%** reflect the impact of AOCI changes in equity due to market volatility and the acquisition of Level One

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

8

Year to Date Financial Results

($M except per share data)

	For the Six Months Ended June 30, 2020	2021	2022	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$13,819.4	$14,923.1	$17,780.5	$2,857.4	19.1%
2. Total Loans	9,299.4	9,139.8	11,406.5	2,266.6	24.8%
3. Investments	2,789.4	4,148.3	4,630.0	481.7	11.6%
4. Deposits	10,966.0	12,203.4	14,570.9	2,367.5	19.4%
5. Common Equity	1,809.1	1,871.8	1,977.6	105.8	5.7%
6. TCE Ratio	9.31%	9.04%	7.04%	-2.00%	
7. Total RBC Ratio	14.18	14.23	12.73%	-1.50	
8. ALLL / Loans	1.30	2.19	1.98	-0.21	
9. NCOs / Avg Loans	0.02	0.11	-0.01	-0.12	
10. NPAs + 90PD / Assets	0.46	0.40	0.30	-0.10	
Summary Income Statement					
11. Net Interest Income	$186.9	$204.7	$230.9	$26.2	12.8%
12. Provision for Loan Losses	41.6	0.0	16.8	16.8	
13. Non-interest Income	56.3	55.0	54.2	(0.8)	-1.5%
14. Non-interest Expense	126.2	135.4	169.6	34.2	25.3%
15. Pre-tax Income	75.4	124.3	98.7	(25.6)	-20.6%
16. Provision for Taxes	8.1	19.3	11.1	(8.2)	-42.3%
17. Net Income	67.3	105.0	87.6	(17.4)	-16.6%
18. Preferred Stock Dividends	0.0	0.0	0.5	0.5	
19. Net Income Available to Common Stockholders	67.3	105.0	87.1	(17.9)	-17.1%
20. ROAA	1.03%	1.45%	1.05%	-0.40%	
21. ROAE	7.45	11.40	8.90	-2.50	
22. ROTCE	11.28	16.82	13.98	-2.84	
23. Net Interest Margin	3.32	3.23	3.16	-0.07	
24. Efficiency Ratio	50.09	49.54	55.90	6.36	
Per Share					
25. Earnings per Diluted Share	$1.24	$1.94	$1.54	($0.40)	
26. Tangible Book Value per Share	23.04	24.15	20.45	(3.70)	
27. Dividend per Share	0.52	0.55	0.61	0.06	
28. Dividend Payout Ratio	41.9%	28.4%	39.6%	11.3%	

Year to Date Highlights

- **55.90% Efficiency Ratio, 51.62% excluding acquisition costs**[1]
- **Net interest income,** excluding the impact of PPP loan income and fair value accretion, **increased $42.6 million or 23.5% over prior year**
- **Pre-Tax, Pre-Provision (PTPP) Earnings totaled $128.2, an increase of $3.9 million over prior year**[1]
- **Declines in TCE Ratio of 2% and Tangible Book Value per share of 15%** reflect the impact of AOCI changes in equity due to market volatility and the acquisition of Level One
- **PPP fee income totaled $2.8 million, a decrease of $16.2 million from prior year.** Remaining unearned fees total $0.4 million

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

9

▪ Net unrealized AFS Loss of $246.1 million Investment Portfolio Highlights 10 2Q22 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $4.6B Total Investment Portfolio Gains / LossesHighlights Realized Gains ▪ 2Q 2021 $1.8 million ▪ 3Q 2021 $1.7 million ▪ 4Q 2021 $0.4 million ▪ 1Q 2022 $0.6 million ▪ 2Q 2022 $0.1 million Unrealized AFS Loss▪ Effective duration of 6.4 years ▪ 2022 roll off cash flow $113 million / ~2.17% yield ▪ AA rated municipal bond portfolio ▪ Allowance for Credit Losses for Investments of $245,000 ▪ 48% of portfolio classified as Held-to-Maturity $4.1 $4.4 $4.5 $4.5 $4.6 2.59% 2.56% 2.51% 2.55% 2.63% 2Q21 3Q21 4Q21 1Q22 2Q22 Investments ($B) Yield on Investments (%) Municipal Bonds 56% Mortgage- Backed Securities 26% Collateralized Mortgage Obligations 6% U.S. Agencies 11% Corporate Obligations 1%

Loan Portfolio Highlights 11 2Q22 Loan Composition Yield on Loans (%) / Total Loans ($B) $11.4B Total 2Q22 Portfolio by Yield Type Highlights Total loan rate mix as of 2Q22 • $7.4 billion variable rate • $4.0 billion fixed rate ▪ Portfolio composition remains ~80% Commercial oriented • Composition mostly unchanged from prior quarter ▪ Loan yields remained strong at 4.09%, 3.96% excluding PPP loans and fair value accretion ▪ New/renewed loan yields averaged 3.87% for the quarter compared to 3.22% in 1Q22 ▪ Acquired Level One loans totaled $1.6 billion $0.9 $0.7 $0.7$0.4$0.7$0.7 Commercial & Industrial 28.9% Commercial Real Estate Owner-Occupied 11.1% Commercial Real Estate Non-Owner Occupied 21.3% Construction Land & Land Development 6.5% Agricultural Land & Production 1.9% Public Finance/Other Commercial 7.8% Residential Mortgage 16.0% Home Equity 5.1% Other Consumer 1.4% Non-PPP Fixed Rate 35% LIBOR-Based 27% Prime-Based 15% Other Variable Rates 12% SOFR-Based 11% $9.1 $9.0 $9.3 $9.4 $11.4 4.05% 4.07% 3.87% 3.73% 4.09% 2Q21 3Q21 4Q21 1Q22 2Q22 Total Loans ($B) Yield on Loans (%)

Allowance for Credit Losses - Loans 12 2Q22 Allowance for Credit Losses - Loans Change in ACL – Loans Highlights ▪ Q2 provision expense of $16.8 million reflects: • $14 million for CECL Day 1 non-PCD loans • $2.8 million for Level One’s unfunded commitments ▪ The reserve for unfunded commitments now totals $23.3 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $37.3 million, an increase of $27.3 million due to the acquisition $199.8 $200.0 $195.4 $196.0 $226.3 2.19% 2.21% 2.11% 2.09% 1.98% 2Q21 3Q21 4Q21 1Q22 2Q22 Allowance Allowance to Loans $195,397 $226,275 $16,599 $324 $13,955 $50,000 $100,000 $150,000 $200,000 $250,000 ACL - Loans 12/31/2021 CECL Day 1 PCD ACL Net Recoveries 6/30/2022 CECL Day 1 non- PCD Provision Exp. ACL-Loans 6/30/2022 Increase Decrease

Deposit Portfolio Highlights 13 2Q22 Deposit Composition Highlights $14.6B Total 1Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 97% core deposits1 • 24% non-interest bearing • ~54% yield 5 bps or less ▪ Acquired Level One deposits totaled $1.9 billion ▪ Consumer DDA average balance per account declined slightly but is still 33% higher than pre-pandemic levels ▪ Total deposit costs increased to 0.23% • Up 10 bps from 1Q22 Demand Deposits 61% Savings Deposits 33% Certificates & Time Deposits > $100k 3% Certificates & Time Deposits < $100k 3% $12.2 $12.3 $12.7 $12.9 $14.6 0.19% 0.18% 0.18% 0.13% 0.23% 2Q21 3Q21 4Q21 1Q22 2Q22 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 14 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion and PPP Loan Income 2Q21 3Q21 4Q21 1Q22 2Q22 1. Net Interest Income - FTE ($millions) 109.2$ 110.0$ 106.9$ 108.0$ 134.8$ 2. Fair Value Accretion 2.5$ 1.5$ 1.5$ 1.0$ 3.2$ 3. PPP Loan Income 9.7$ 8.2$ 3.7$ 1.9$ 0.9$ 4. Adjusted Net Interest Income - FTE1 97.0$ 100.3$ 101.7$ 105.1$ 130.7$ 5. Tax Equivalent Yield on Earning Assets 3.49% 3.46% 3.29% 3.23% 3.58% 6. Interest Expense/Average Earning Assets 0.27% 0.26% 0.25% 0.20% 0.30% 7. Net Interest Margin 3.22% 3.20% 3.04% 3.03% 3.28% 8. Fair Value Accretion Effect 0.07% 0.04% 0.04% 0.03% 0.08% 9. Impact of PPP Loans 0.15% 0.17% 0.08% 0.03% 0.01% 10. Adjusted Net Interest Margin1 3.00% 2.99% 2.92% 2.97% 3.19% $109.2 $110.0 $106.9 $108.0 $134.8 3.22% 3.20% 3.04% 3.03% 3.28% 2Q21 3Q21 4Q21 1Q22 2Q22 Net Interest Income - FTE ($millions) Net Interest Margin

Non-Interest Income Highlights 15 2Q22 Non-Interest Income Detail ($M) $28.3M Total Non-Interest Income Trends ($M) Fee Income / Revenue Highlights ▪ 91% in Customer-related fees totaling $25.8 million for 2Q22, an increase of $2.8 million over 1Q22 driven by higher service charges on deposits, gains on mortgage loan sales, and derivative hedge fees Wealth Management $7.6 27% Gain on Sale of Loans $3.2 11% Service Charges $7.7 27% Card Payment Fees $5.2 18% Gain on Sale of Securities $0.1 0% Derivative Hedge Fees $1.5 5% BOLI $1.3 5% Other Customer Fees $0.7 3% Other $1.0 4% 22.1% 20.6% 19.4% 19.3% 17.3% $7.5 $7.4 $7.1 $7.3 $7.6 $8.3 $4.0 $3.4 $2.2 $3.2 $5.6 $6.2 $6.5 $6.4 $7.7 $4.2 $4.2 $3.9 $5.7 $5.2 $5.3 $6.7 $4.9 $4.3 $4.6 $30.9M $28.5M $25.8M $25.9M $28.3M 2Q21 3Q21 4Q21 1Q22 2Q22 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other

Non-Interest Expense Highlights 16 2Q22 Non-Interest Expense Detail $97.3M Total Non-Interest Expense Trends ($M) Efficiency Ratio Highlights ▪ 2Q22 included acquisition costs of $12.5 million of which $10 million were one-time charges ▪ Core expense increase of $1.5 million in salaries and incentives Salary & Benefits $56.0 58% Premises & Equipment $13.4 14% Outside Data Processing $4.9 5% Professional & Other Outside Services $10.3 11% Intangible Asset Amortization $2.3 2%Marketing $1.4 1% FDIC Expense $2.9 3% Other $6.1 6% 48.91% 51.18% 53.49% 52.79% 58.45% $42.4 $43.3 $42.4 $42.5 $56.0 $10.5 $10.1 $10.6 $11.3 $13.4 $4.7 $4.8 $4.6 $4.4 $4.9 $11.7 $13.2 $14.8 $14.1 $23.0 $69.3M $71.4M $72.4M $72.3M $97.3M 2Q21 3Q21 4Q21 1Q22 2Q22 Salary & Benefits Premises & Equipment Outside Data Processing Other 50.75%1 12Q22 Efficiency Ratio excluding acquisition costs, see “Non-GAAP Financial Information” for reconciliation

Capital Ratios 17 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04%8.78% 9.04% 8.94% 9.01% 8.31% 7.04% 2Q21 3Q21 4Q21 1Q22 2Q22 TCE Ratio Target TCE (9.00%) 11.94% 11.75% 11.68% 11.63% 10.27% 2Q21 3Q21 4Q21 1Q22 2Q22 CET 1 Ratio Target CET1 Ratio (10.00%) 14.23% 14.02% 13.92% 13.85% 12.73% 2Q21 3Q21 4Q21 1Q22 2Q22 TRBC Ratio Target TRBC Ratio (12.50%) ▪ Reduction in TCE due to AOCI changes in equity due to market volatility and cash consideration used in acquisition of Level One vs. Prior Quarter

Loan Portfolio

Loan Portfolio Trends ($M)

	2Q21	3Q21	4Q21	1Q22	2Q22	Level One[2]	2Q22 Organic Growth
1. Commercial & Industrial	$ 2,214	$ 2,125	$ 2,213	$ 2,283	$ 2,681	$ 378	$ 20
2. Sponsor Finance	460	448	504	546	619	0	73
3. CRE Owner Occupied	950	953	984	972	1,262	274	16
4. Construction/Land/Land Dev.	491	522	523	553	746	88	105
5. CRE Non-Owner Occupied	2,264	2,150	2,136	2,073	2,423	424	(74)
6. Agricultural	235	241	246	209	215	0	6
7. Public Finance/Other Commercial	759	782	807	833	894	4	57
8. **Total Commercial Loans**	**7,373**	**7,221**	**7,413**	**7,469**	**8,840**	**1,168**	**203**
9. Residential Mortgage	1,146	1,159	1,168	1,230	1,823	424	169
10. Home Equity	490	531	524	513	586	44	29
11. Other Consumer	131	137	148	148	157	1	8
12. **Total Resid. Mortgage & Consumer**	**1,767**	**1,827**	**1,840**	**1,891**	**2,566**	**469**	**206**
13. **Total Loans**	**$ 9,140**	**$ 9,048**	**$ 9,253**	**$ 9,360**	**$11,406**	**$ 1,637**	**$ 409**
14. **PPP Loans**[1]	**$ 416**	**$ 198**	**$ 107**	**$ 49**	**$ 33**	**$ 43**	**$ (59)**
15. Total Loans net of PPP	**$ 8,724**	**$ 8,850**	**$ 9,146**	**$ 9,311**	**$11,373**	**$ 1,594**	**$ 468**

[1]Included in C&I above
[2]Acquired Level One loans

Geography / C&I Top Industries



Other
14.1%
IL
6.7%
OH
13.6%
MI
20.4%
IN
45.2%



Manufacturing
18.6%
Wholesale Trade
9.7%
Investment CRE
9.4%
Admin Services
9.5%
Retail Trade
7.6%
Finance/Insur.
6.6%
Prof. Services
6.3%
Construction
4.9%
Specialty Trade
4.1%
Transp./Warehouse
3.9%
Top Industries
% of C&I loans

Highlights

vs. Prior Quarter

- **Robust quarterly organic loan growth up $468 million / 20.1% annualized ex PPP**
  - ↑ $169 million Residential Mortgage
  - ↑ $152 million C&I (lines 1 & 2)[1]
  - ↑ $105 million Construction

[1]excluding $59 million PPP quarterly paydown

vs. Prior Year

- **Consistent organic loan growth. YOY increase of $1.1 billion / 12.1% ex PPP**
  - ↑ $674 million C&I (lines 1 & 2)[2]
  - ↑ $253 million Residential Mortgage
  - ↑ $ 167 million Construction

[2]excluding $426 million PPP annual paydown

Acquired Level One Portfolio

- **Commercially focused and comparably concentrated portfolio**
  - $1.6 billion commercially oriented loan portfolio with residential mortgage concentration
  - Michigan loan portfolio increases to 20.4% from 7.1% of loans

First Merchants Corporation
Helping you prosper

18

Asset Quality 19 Asset Quality Trends ($M) Highlights Acquired Level One Portfolio ▪ Favorable Asset Quality Position • NPA +90PD at 0.61% of loans vs. Prior Quarter vs. Prior Year ▪ Strong Asset Quality • Continued reduction in non-accrual loans on the legacy portfolio • NPAs +90PD of .47% of loans and ORE • Classified loans of 1.68% after inclusion of $73.5 million Level One loans  Top Industries - manufacturing, senior living, agriculture and CRE ▪ Favorable Asset Quality Trends on Legacy portfolio • Non-accrual loans down $21.0 million (37%) • NPAs +90PD decreased $15.7 million (27%) • Classified loans down $65.1 million (35%) 2Q21 3Q21 4Q21 1Q22 2Q22 Level One1 Excluding Level One 1. Non-Accrual Loans 57.6$ 51.5$ 43.1$ 42.7$ 46.0$ 9.4$ 36.6$ 2. Other Real Estate 0.6 0.7 0.5 6.3 6.5 - 6.5 3. 90PD Loans 0.2 0.2 1.0 2.1 0.6 0.6 - 4. Renegotiated Loans 0.6 0.4 0.3 0.1 0.2 0.2 5. NPAs + 90PD 59.0$ 52.8$ 44.9$ 51.2$ 53.3$ 10.0$ 43.3$ 6. NPAs + 90PD/Loans and ORE 0.65% 0.58% 0.49% 0.55% 0.47% 7. Classified Loans 183.7$ 144.6$ 122.7$ 102.3$ 192.1$ 73.5$ 118.6$ 8. Classified Loans/Loans 2.01% 1.60% 1.33% 1.09% 1.68% 9. Net Charge-offs (QTD) 1.3$ (0.2)$ 4.6$ (0.6)$ 0.3$ -$ 0.3$ 10. QTD NCO/Avg. Loans (Annualized) 0.06% -0.01% 0.20% -0.03% 0.01% 1 Acquired Level One loans

Non-Performing Assets

Non-Performing Assets Roll Forward ($M)

	2Q21	3Q21	4Q21	1Q22	2Q22	Level One[1]	Excluding Level One
1. **Beginning Balance NPAs + 90PD**	**$60.3**	**$59.0**	**$52.8**	**$44.9**	**$51.2**		**$ 51.2**
Non-Accrual							
2. Add: New Non-Accruals	5.4	22.6	6.4	4.4	13.1	9.4	3.7
3. Less: To Accrual/ Payoff/Renegotiated	(4.0)	(27.9)	(9.5)	(4.3)	(8.9)	-	(8.9)
4. Less: To ORE	-	(0.2)	-	-	0.5	-	0.5
5. Less: Charge-offs	(1.7)	(0.6)	(5.3)	(0.5)	(1.4)	-	(1.4)
6. **Non-Accrual Loans Change**	**(0.3)**	**(6.1)**	**(8.4)**	**(0.4)**	**3.3**	**9.4**	**(6.1)**
Other Real Estate Owned (ORE)							
7. Add: New ORE Properties	-	0.2	-	5.8	0.5	-	0.5
8. Less: ORE Sold	-	(0.1)	-	-	(0.2)	-	(0.2)
9. Less: ORE Losses (write-downs)	-	-	(0.2)	-	(0.1)	-	(0.1)
10. **ORE Change**	**-**	**0.1**	**(0.2)**	**5.8**	**0.2**	**-**	**0.2**
11. **90PD Change**	**(0.9)**	**-**	**0.8**	**1.1**	**(1.5)**	**0.6**	**(2.1)**
12. **Renegotiated Loans Change**	**(0.1)**	**(0.2)**	**(0.1)**	**(0.2)**	**0.1**	**-**	**0.1**
13. **NPAs + 90PD Change**	**(1.3)**	**(6.2)**	**(7.9)**	**6.3**	**2.1**	**10.0**	**(7.9)**
14. **Ending Balance NPAs + 90PD**	**$59.0**	**$52.8**	**$44.9**	**$51.2**	**$53.3**	**$10.0**	**$ 43.3**

[1] Acquired Level One loans

Highlights

2nd Quarter NPA Roll Forward

- **Stable Asset Quality**
  - Reduction of $7.9 million in NPAs +90PD offset by the addition of $10 million in new Level One NPAs +90PD
    - Non-accrual loans declined $6.1 million with $8.9 million resolved on line 3
  - Top three non-accrual relationships total $20.1 million
    - Senior Living, Grain Marketing, Medical Office
  - Recoveries of $1.1 million offset by gross charge-offs of $1.4 million

First Merchants Corporation
Helping you prosper

20

398.9% 192.2% FRME SNL U.S. Bank Track Record of Shareholder Value 21 10-Year Total Return (2011-2021) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2011-2021: 27.3% CAGR 2011-2021: 10.1% CAGR 2011-2021: 39.7% Return on Tangible Common Equity $0.34 $1.41 $1.41 $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $1.54 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $20.45 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22 4.37% 14.04% 12.69% 12.94%12.47% 13.26%13.29% 18.77% 15.81% 12.21% 16.17% 13.98% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22 $0.04 $0.10 $0.18 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $0.61 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 YTD'22

$1.6 $1.8 $2.7 $3.1 $3.2 $3.2 $3.6 $3.8 $4.8 $4.5 $4.2 $4.2 $4.3 $5.4 $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.8 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2Q22 History of Organic and Whole Bank Acquisition Growth 22 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Extended into Additional High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2000 Decatur Bank & Trust 2001 Frances Slocum Bank & Trust 2002 Lafayette Bank & Trust 2003 Commerce National Bank 2008 Lincoln Bank 2012 Shelby County Bank 2013 Citizens Financial Bank 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 (Closed April 1, 2022)

Vision for the Future 23 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most responsive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. We are a collection of dynamic colleagues with diverse experiences and perspectives who share a passion for positively impacting lives. We are genuinely committed to attracting and engaging teammates of diverse backgrounds. We believe in the power of inclusion and belonging. ▪ Lead a brand-focused cultural transformation through inclusivity, teamwork, performance management, career development, rewards and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data-driven industry leading client acquisition, expansion and retention activities ▪ Invest in the digital transformation of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency and high performance ▪ Cultivate a high-quality shareholder base that values environmental, social and governance initiatives inspired by our stakeholder-centric business model Strategic Imperatives: Our Mission: Our Team:

24 APPENDIX

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	2Q20	2Q21	3Q21	4Q21	1Q22	2Q22
Total Risk-Based Capital Ratio (dollars in thousands)						
Total Stockholders' Equity (GAAP)	1,809,095	1,871,800	1,868,090	1,912,571	1,807,633	1,977,641
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	(63,845)	(60,080)	(39,889)	(55,113)	84,392	198,556
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(25,125)
Add: Qualifying Capital Securities	46,248	46,487	46,546	46,606	46,665	25,000
Less: Tier 1 Capital Deductions	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(567,246)	(566,412)	(565,221)	(564,002)	(562,887)	(743,285)
Less: Disallowed Deferred Tax Assets	-	(1,152)	(1,005)	(239)	(374)	(1,554)
Add: Modified CECL Transition Amount	-	40,314	34,542	34,542	23,028	23,028
Total Tier 1 Capital (Regulatory)	$ 1,224,127	$ 1,330,832	$ 1,342,938	$ 1,374,240	$ 1,398,332	$ 1,454,261
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	143,074
Allowance for Loan Losses includible in Tier 2 Capital	121,119	135,690	139,200	143,241	146,247	175,059
Total Risk-Based Capital (Regulatory)	$ 1,410,246	$ 1,531,522	$ 1,547,138	$ 1,582,481	$ 1,609,579	$ 1,772,394
Net Risk-Weighted Assets (Regulatory)	$ 9,946,087	$ 10,759,672	$ 11,037,663	$ 11,369,907	$ 11,618,250	$ 13,918,947
Total Risk-Based Capital Ratio (Regulatory)	**14.18%**	**14.23%**	**14.02%**	**13.92%**	**13.85%**	**12.73%**
Common Equity Tier 1 Capital Ratio						
Total Tier 1 Capital (Regulatory)	$ 1,224,127	$ 1,330,832	$ 1,342,938	$ 1,374,240	$ 1,398,332	$ 1,454,261
Less: Qualified Capital Securities	(46,248)	(46,487)	(46,546)	(46,606)	(46,665)	(25,000)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 1,177,879	$ 1,284,345	$ 1,296,392	$ 1,327,634	$ 1,351,667	$ 1,429,261
Net Risk-Weighted Assets (Regulatory)	$ 9,946,087	$ 10,759,672	$ 11,037,663	$ 11,369,907	$ 11,618,250	$ 13,918,947
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.84%**	**11.94%**	**11.75%**	**11.68%**	**11.63%**	**10.27%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

First Merchants Corporation
Helping you prosper

25

Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	2Q20	2Q21	3Q21	4Q21	1Q22	2Q22
Total Stockholders' Equity (GAAP)	$ 1,809,095	$ 1,871,800	$ 1,868,090	$ 1,912,571	$ 1,807,633	$ 1,977,641
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(25,125)
Less: Intangible Assets	(575,855)	(573,786)	(572,323)	(570,860)	(569,494)	(753,649)
Tangible Common Equity (non-GAAP)	$ 1,233,115	$ 1,297,889	$ 1,295,642	$ 1,341,586	$ 1,238,014	$ 1,198,867
Total Assets (GAAP)	$ 13,819,378	$ 14,923,097	$ 15,060,725	$ 15,453,149	$ 15,465,258	$ 17,780,492
Less: Intangible Assets	(575,855)	(573,786)	(572,323)	(570,860)	(569,494)	(753,649)
Tangible Assets (non-GAAP)	$ 13,243,523	$ 14,349,311	$ 14,488,402	$ 14,882,289	$ 14,895,764	$ 17,026,843
Tangible Common Equity Ratio (non-GAAP)	**9.31%**	**9.04%**	**8.94%**	**9.01%**	**8.31%**	**7.04%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16	4Q17	4Q18
Total Stockholders' Equity (GAAP)	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260
Less: Preferred Stock	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)
Tax Benefit	2,224	2,249	4,973	6,085	6,278	5,930	6,788	5,017
Tangible Common Equity, Net of Tax (non-GAAP)	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368
Common Shares Outstanding	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800
Tangible Common Equity per Share (non-GAAP)	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	4Q19	2Q20	4Q20	2Q21	3Q21	4Q21	1Q22	2Q22
Total Stockholders' Equity (GAAP)	$ 1,786,437	$ 1,809,095	$ 1,875,645	$ 1,871,800	$ 1,868,090	$ 1,912,571	$ 1,807,633	$ 1,977,641
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(25,125)
Less: Intangible Assets	(578,881)	(575,855)	(572,893)	(573,786)	(572,323)	(570,860)	(569,494)	(753,649)
Tax Benefit	7,257	6,597	5,989	5,432	5,153	4,875	4,615	8,692
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,214,688	$ 1,239,712	$ 1,308,616	$ 1,303,321	$ 1,300,795	$ 1,346,461	$ 1,242,629	$ 1,207,559
Common Shares Outstanding	55,368,482	53,795,500	53,922,359	53,972,386	53,510,745	53,410,411	53,424,823	59,059,866
Tangible Common Equity per Share (non-GAAP)	**$ 21.94**	**$ 23.04**	**$ 24.27**	**$ 24.15**	**$ 24.31**	**$ 25.21**	**$ 23.26**	**$ 20.45**

First Merchants Corporation
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26

Non-GAAP

ADJUSTED EPS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES

(Dollars in Thousands, Except Per Share Amounts)	2Q21	3Q21	4Q21	1Q22	2Q22	6/30/20 YTD	6/30/21 YTD	6/30/22 YTD
Net Income Available to Common Stockholders - GAAP	$ 55,559	$ 52,770	$ 47,733	$ 48,586	$ 38,522	$ 67,255	$ 105,028	$ 87,108
Adjustments:								
PPP loan income	(9,725)	(8,211)	(3,721)	(1,884)	(891)	(4,686)	(18,968)	(2,775)
Acquisition-related expenses	-	-	-	152	12,549	-	-	12,701
Acquisition-related provision expense	-	-	-	-	16,755	-	-	16,755
Tax on adjustment	2,385	2,013	912	425	(6,967)	1,149	4,651	(6,542)
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 48,219	$ 46,572	$ 44,924	$ 47,279	$ 59,968	$ 63,718	$ 90,711	$ 107,247
Average Diluted Common Shares Outstanding	54,184	53,960	53,660	53,616	59,308	54,430	54,159	56,516
Diluted Earnings Per Common Share - GAAP	$ 1.03	$ 0.98	$ 0.89	$ 0.91	$ 0.63	$ 1.24	$ 1.94	$ 1.54
Adjustments:								
PPP loan income	(0.18)	(0.15)	(0.07)	(0.04)	(0.01)	(0.09)	(0.35)	(0.05)
Acquisition-related expenses	-	-	-	-	0.22	-	-	0.22
Acquisition-related provision expense	-	-	-	-	0.30	-	-	0.30
Tax on adjustment	0.04	0.04	0.02	0.01	(0.13)	0.02	0.08	(0.12)
Adjusted Diluted Earnings Per Common Share - NON-GAAP	$ 0.89	$ 0.87	$ 0.84	$ 0.88	$ 1.01	$ 1.17	$ 1.67	$ 1.89

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS EXCLUDING PAYCHECK PROTECTION PROGRAM ("PPP") AND ACQUISITION-RELATED EXPENSES

(Dollars in Thousands, Except Per Share Amounts)	2Q21	3Q21	4Q21	1Q22	2Q22	6/30/20 YTD	6/30/21 YTD	6/30/22 YTD
Net Interest Income (GAAP)	$ 104,264	$ 104,715	$ 101,273	$ 102,280	$ 128,661	$ 186,895	$ 204,692	$ 230,941
Other Income (GAAP)	30,884	28,501	25,847	25,897	28,277	56,280	54,975	54,174
Total Revenue	135,148	133,216	127,120	128,177	156,938	243,175	259,667	285,115
Less: Other Expenses (GAAP)	(69,295)	(71,384)	(72,436)	(72,325)	(97,313)	(126,160)	(135,393)	(169,638)
Add: Acquisition-Related Expenses (GAAP)	-	-	528	152	12,549	(111)	-	12,701
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 65,853	$ 61,832	$ 55,212	$ 56,004	$ 72,174	$ 116,904	$ 124,274	$ 128,178
Average Assets (GAAP)	$ 14,758,597	$ 15,006,087	$ 15,298,655	$ 15,464,605	$ 17,778,221	$ 13,114,280	$ 14,503,087	$ 16,627,804
Average Equity (GAAP)	$ 1,846,037	$ 1,889,037	$ 1,890,229	$ 1,891,223	$ 2,021,123	$ 1,805,963	$ 1,843,250	$ 1,956,532
Average Diluted Common Shares	54,184	53,960	53,660	53,616	59,308	54,430	54,159	56,516
PTPP/Average Assets (PTPP ROA)	1.78%	1.65%	1.44%	1.45%	1.62%	1.78%	1.71%	1.54%
PTPP/Average Equity (PTPP ROE)	14.27%	13.09%	11.68%	11.85%	14.28%	12.95%	13.48%	13.10%
PTPP/Average Diluted Common Shares	$ 1.22	$ 1.15	$ 1.03	$ 1.04	$ 1.22	$ 2.15	$ 2.29	$ 2.27

First Merchants Corporation
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27

Non-GAAP

EFFICIENCY RATIO (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	2Q21	3Q21	4Q21	1Q22	2Q22	2Q20 YTD	2Q21 YTD	2Q22 YTD
Non Interest Expense (GAAP)	$ 69,295	$ 71,384	$ 72,436	$ 72,325	$ 97,313	$ 126,160	$ 135,393	$ 169,638
Less: Intangible Asset Amortization	(1,464)	(1,463)	(1,463)	(1,366)	(2,303)	(3,025)	(2,821)	(3,669)
Less: OREO and Foreclosure Expenses	(178)	91	(171)	(564)	266	(1,189)	(912)	(298)
Adjusted Non Interest Expense (non-GAAP)	67,653	70,012	70,802	70,395	95,276	121,946	131,660	165,671
Net Interest Income (GAAP)	104,264	104,715	101,273	102,280	128,661	186,895	204,692	230,941
Plus: Fully Taxable Equivalent Adjustment	4,948	5,331	5,594	5,736	6,168	7,982	9,659	11,904
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	109,212	110,046	106,867	108,016	134,829	194,877	214,351	242,845
Non Interest Income (GAAP)	30,884	28,501	25,847	25,897	28,277	56,280	54,975	54,174
Less: Investment Securities Gains (Losses)	(1,761)	(1,756)	(358)	(566)	(90)	(7,680)	(3,560)	(656)
Adjusted Non Interest Income (non-GAAP)	29,123	26,745	25,489	25,331	28,187	48,600	51,415	53,518
Adjusted Revenue (non-GAAP)	138,335	136,791	132,356	133,347	163,016	243,477	265,766	296,363
Efficiency Ratio (non-GAAP)	**48.91%**	**51.18%**	**53.49%**	**52.79%**	**58.45%**	**50.09%**	**49.54%**	**55.90%**

EFFICIENCY RATIO EXCLUDING ACQUISITION-RELATED EXPENSES (dollars in thousands):

EFFICIENCY RATIO (dollars in thousands):	2Q22	2Q22 YTD
Non Interest Expense (GAAP)	$ 97,313	$ 169,638
Less: Intangible Asset Amortization	(2,303)	(3,669)
Less: OREO and Foreclosure Expenses	266	(298)
Less: Acquisition-Related Expenses	(12,549)	(12,701)
Adjusted Non Interest Expense (non-GAAP)	82,727	152,970
Net Interest Income (GAAP)	128,661	230,941
Plus: Fully Taxable Equivalent Adjustment	6,168	11,904
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	134,829	242,845
Non Interest Income (GAAP)	28,277	54,174
Less: Investment Securities Gains (Losses)	(90)	(656)
Adjusted Non Interest Income (non-GAAP)	28,187	53,518
Adjusted Revenue (non-GAAP)	163,016	296,363
Efficiency Ratio Excluding Acquisition-Related Expenses (non-GAAP)	**50.75%**	**51.62%**

First Merchants Corporation
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28

Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

Return on Tangible Common Equity	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020 YTD
Total Average Stockholders' Equity (GAAP)	$ 478,440	$ 535,506	$ 540,255	$ 675,295	$ 753,724	$ 884,664	$ 1,110,524	$1,343,861	$1,569,615	$ 1,805,963
Less: Average Preferred Stock	(74,181)	(90,908)	(47,537)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(149,554)	(147,889)	(153,519)	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(570,553)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 254,705	$ 296,709	$ 339,199	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$1,069,868	$ 1,235,285
Net Income Available to Common Stockholders (GAAP)	$ 9,013	$ 40,583	$ 42,150	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 67,255
Less: Intangible Asset Amortization, Net of Tax	2,112	1,081	892	1,395	1,720	2,542	3,670	5,307	4,736	2,390
Tangible Net Income (non-GAAP)	$ 11,125	$ 41,664	$ 43,042	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 69,645
Return on Tangible Common Equity (non-GAAP)	**4.37%**	**14.04%**	**12.69%**	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**11.28%**

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

Return on Tangible Common Equity	2020	2Q21	2021 YTD	3Q21	4Q21	2021	1Q22	2Q22	2022 YTD
Total Average Stockholders' Equity (GAAP)	$ 1,825,135	$ 1,846,037	$ 1,843,250	$ 1,889,037	$ 1,890,229	$ 1,866,632	$ 1,891,223	$ 2,021,123	$1,956,532
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(25,125)	(12,625)
Less: Average Intangible Assets, Net of Tax	(569,377)	(569,107)	(567,795)	(567,852)	(566,616)	(567,512)	(565,476)	(745,614)	(656,042)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,255,633	$ 1,276,805	$ 1,275,330	$ 1,321,060	$ 1,323,488	$ 1,298,995	$ 1,325,622	$ 1,250,384	$1,287,865
Net Income Available to Common Stockholders (GAAP)	$ 148,600	$ 55,559	$ 105,028	$ 52,770	$ 47,733	$ 205,531	$ 48,586	$ 38,521	$ 87,108
Less: Intangible Asset Amortization, Net of Tax	4,730	1,156	2,228	1,156	1,156	4,540	1,079	1,820	2,898
Tangible Net Income (non-GAAP)	$ 153,330	$ 56,715	$ 107,256	$ 53,926	$ 48,889	$ 210,071	$ 49,665	$ 40,341	$ 90,006
Return on Tangible Common Equity (non-GAAP)	**12.21%**	**17.77%**	**16.82%**	**16.33%**	**14.78%**	**16.17%**	**14.99%**	**12.91%**	**13.98%**

First Merchants Corporation
Helping you prosper

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